College Retirement Equities Fund	Supplement

COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

CREF Equity Index Account
CREF Growth Account

SUPPLEMENT NO. 1
dated September 30, 2025 to the Summary Prospectus for New Investors (“ISP”) and the Updating Summary Prospectus (“USP”)

SUPPLEMENT NO. 2
dated September 30, 2025 to the Statutory Prospectus (“Prospectus”) dated May 1, 2025

Important Notice Regarding Change in Name and Investment Policy

The Board of Trustees of CREF Equity Index Account (the “Account”) has approved the following changes to the Account’s name and its non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (“Name Policy”), which are expected to go into effect on November 30, 2025 (“Effective Date”). Accordingly, as of the Effective Date, the following changes are incorporated into the ISP, USP and Prospectus, as applicable.

•	The Account’s name will be changed from CREF Equity Index Account to CREF S&P 500® Index Account. Therefore, as of the Effective Date, all references to the Account in the ISP, USP and Prospectus are hereby changed as follows:

Existing name	New name
CREF Equity Index Account	CREF S&P 500® Index Account

•	The Account’s existing Name Policy, which is:

“Under normal circumstances, the Account invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities within its specified index,” will change to the following:

“Under normal circumstances, the Account invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities that comprise the S&P 500® Index.”

Therefore, corresponding changes are made to the Prospectus as of the Effective Date.

•	For new Name Policy purposes, “equity securities” include equity securities of any type, including common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics.

Therefore, corresponding changes are made to the Prospectus as of the Effective Date.

Important Notice Regarding Change in Investment Policy

The Board of Trustees of CREF Growth Account (the “Account”) has approved the following changes to the Account’s non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (“Name Policy”), which is expected to go into effect on November 30, 2025 (“Effective Date”). Accordingly, as of the Effective Date, the following changes are incorporated into the Prospectus.

•	The Account’s existing Name Policy, which is:

“Under normal circumstances, the Account invests at least 80% of its assets in common stocks and other equity securities,” will change to the following:

“Under normal circumstances, the Account invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities of large-capitalization growth companies.”

Therefore, corresponding changes are made to the Prospectus as of the Effective Date.

•	For new Name Policy purposes, large-capitalization companies are those that have market capitalizations within the range of the companies in the Russell 1000® Index on the last business day of the month in which its most recent reconstitution was completed. Growth companies are those constituents of at least one of the following indexes on the last business day of the month in which the most recent reconstitution was completed: Russell 3000® Growth Index, S&P 1500® Growth Index, MSCI World IMI Growth Index.

Therefore, corresponding changes are made to the Prospectus as of the Effective Date.

3	MGN-CREFPRO-0925P